SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 1, 1997
                       (Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                    333-4846               75-2006294
(State or Other Juris-     (Commission       (I.R.S. Employer
diction of Incorporation) File Number)    Identification No.)


 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota       55437
            (Address of Principal Executive Office)             (Zip Code)


 Registrant's telephone number, including area code:(612) 832-7000

[CMRFMSI.WPD    December 7, 1995]














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Item 5.  Other Events.


                  On March 27, 1997, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1997-S4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company Limited, as Trustee.

                  In connection with the expected sale of the Series 1997-S4, Class A-1,Class A- 2,Class A-3, Class A-4, Class A-5, Class A-6, Class R-1 and R-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Morgan Stanley & Co.Incorporated, (the "Underwriter"), that the Underwriter has furnished to prospective investors certain additional computational materials (the "Additional Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Additional Computational Materials are being filed manually as an exhibit to this report.

                  The  Additional  Computational  Materials  filed  herewith  as
         Exhibit 99.1 have been provided by the Underwriter. The information in the Additional Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

                  The Additional Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Additional Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Additional Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Additional Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Additional Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected


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         maturity,  interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans
         will  affect  the  actual  yield,  average  life,  duration,   expected
         maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

[CMRFMSI.WPD    December 7, 1995]



                  Certain assumptions may have been made in the Additional Computational Materials which have resulted in certain returns which are detailed in the Additional Computational Materials. No representation is made that any returns set forth in the Additional Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.                  Description
     1                    99.1            Additional Computational Materials



[CMRFMSI.WPD    December 7, 1995]


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC.

                                               By:/s/Diane S. Wold
                                               Name:Diane S. Wold
                                               Title: Vice President




Dated: March 26, 1997

[CMRFMSI.WPD    December 7, 1995]



                                  EXHIBIT INDEX


                 Item 601 (a) of           Sequentially
 Exhibit         Regulation S-K            Numbered
 Number          Exhibit No.               Description              Format

                                           Additional
1                    99.1                 Computational              P
                                            Materials



[CMRFMSI.WPD    December 7, 1995]











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                                    EXHIBIT 1

                              (Intentionally Omitted)

[CMRFMSI.WPD    December 7, 1995]




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